SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 23, 2004

                                 MakeMusic! Inc.
             (Exact name of Registrant as Specified in its Charter)

                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)

             0-26192                                        41-1716250
     (Commission File Number)                              (IRS Employer
                                                        Identification No.)


                                 6210 Bury Drive
                          Eden Prairie, Minnesota 55346
              (Address of Principal Executive Offices and Zip Code)

                                 (952) 937-9611
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

     On September 23, 2004, the Board of Directors elected two new directors, John C. Bergstrom and Ronald B. Raup, both of whom are considered "independent" as defined by the listing standards of the Nasdaq Stock Market. John Bergstrom will serve on the Compensation, Audit and Governance Committee(s) and Ronald Raup will serve on the Governance and Compensation Committee(s). There are no arrangements or understandings between the new directors and the issuer or any other person in connection with the selection of the new directors. Also, there are no transactions that occurred during the last two years, or proposed transactions, to which MakeMusic was or is to be a party, in which the new directors have a direct or indirect material interest.

     Attached as Exhibit 99.1 is a copy of the press release announcing the addition of these two new directors.


ITEM 9.01. Financial Statements and Exhibits.

(a)  Financial statements: None.

(b)  Pro forma financial information: None.

(c)  Exhibits: 99.1 Press Release dated September 28, 2004




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      MAKEMUSIC! INC.


                                                      By /s/ William R. Wolff
                                                         -----------------------
Date:   September 28, 2004                               William R. Wolff,
                                                         Chief Executive Officer

                                 MakeMusic! Inc.

                   Exhibit Index to Current Report on Form 8-K


Exhibit No.           Description
-----------           --------------------------------------

99.1                  Press release dated September 28, 2004